                                                                  Exhibit 10.2.3

                 THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
                         SENIOR SECURED CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this "Amendment"), dated as of January 1, 2001 (the "Amendment Date"), is among MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, as the Borrower ("Borrower"); the Guarantors; SOCIETE GENERALE, SOUTHWEST AGENCY, as Arranger and Administrative Agent (the "Administrative Agent"); and the Lenders a party hereto.

                                    RECITALS:

     A. The Borrower; the Administrative Agent; Bankers Trust Company, as Arranger and Syndication Agent; Lehman Commercial Paper Inc., as Arranger and Documentation Agent; Wells Fargo Bank, National Association, as Documentation Agent; and the Lenders are parties to that certain Second Amended and Restated Senior Secured Credit Agreement, dated as of August 3, 1998 (the "Original Credit Agreement"), as amended by that certain First Amendment to Second Amended and Restated Senior Secured Credit Agreement dated as of March 3, 1999, as further amended by that certain Second Amendment to Second Amended and Restated Senior Secured Credit Agreement dated as of March 31, 2000 (the Original Credit Agreement, as so amended, being referred to herein as the "Amended Credit Agreement").

     B. Certain amendments, known as the REIT Modernization Act (the "RMA"), have been enacted with respect to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, which, among other things, permit a Real Estate Investment Trust to create a "Taxable REIT Subsidiary" (a "TRS") and to lease its properties to a TRS.

     C. The Borrower desires to consummate the RMA Conversion (as hereinafter defined) and related transactions as more fully set forth in this Amendment.

     D. In consideration of the foregoing, the parties hereto desire to amend the Amended Credit Agreement and the other Credit Documents (as defined in the Original Credit Agreement) as hereinafter provided.

     NOW, THEREFORE, for and in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. All terms used in this Amendment, but not defined herein, shall have the meaning given such terms in the Amended Credit Agreement.

     2. This Amendment shall become effective as of the Amendment Date if on or prior to the close of business on January 20, 2001 (the "Termination Date") the following conditions precedent have been satisfied:

        a. Documentation. The Administrative Agent shall have received
           --------------
     counterparts of this Amendment executed by the Borrower, the Required Lenders.

        b. Representations and Warranties. The representations and warranties
           ------------------------------
     contained in this Amendment, and in each Credit Document shall be true and correct in all material respects both as of the Amendment Date and the date the other conditions to this Amendment's effectiveness are satisfied except for changes which individually or in the aggregate do not constitute a Material Adverse Change.

        c. No Default. No Default or Event of Default shall exist as of either
           ----------
     the Amendment Date or the date the other conditions to this Amendment's effectiveness are satisfied.

If this Amendment does not become effective prior to the Termination Date, this Amendment shall be null and void; provided however that the Borrower shall still
                                  --------
be obligated to reimburse Societe Generale, Southwest Agency for costs and expenses incurred in connection with this Amendment.

     3. The term "Credit Agreement" as used in the Credit Documents, shall mean the Amended Credit Agreement, as amended by this Amendment.

     4. From and after the Amendment Date, the definition of "Approved Participating Lease" is amended and restated in its entirety to read as follows:

        "Approved Participating Lease means (a) a participating lease with an
         ----------------------------
     Approved Operator in substantially the form of those participating leases executed in connection with the Merger, (b) a participating lease with a direct or indirect TRS of the Borrower in substantially the form of the participating leases executed in connection with the Merger, as modified by those amendments contemplated in connection with the RMA Conversion, or (c) such other form as is approved by the Administrative Agent in writing (which approval shall not be unreasonably withheld)."

     5. In all places in the Credit Documents, including the definition contained in Section 1.01 of the Credit Agreement, the defined term "Approved Operator" shall replace the defined term "Approved Participating Lessee". Contemporaneously with such substitution, the definition of "Approved Operator" is amended by adding the phrase ", OPCO Management" after the phrase "OPCO OP".

     6. From and after the Amendment Date, the definition of "Intercompany Agreement" is amended and restated in its entirety to read as follows:

        "Intercompany Agreement means the Intercompany Agreement dated as of
         ----------------------
     August 3, 1998, by and among the Parent, the Borrower, OPCO, and OPCO OP, as amended by the Approved Amendment to Intercompany Agreement."

     7. From and after the Amendment Date, the definition of "Permitted Other Subsidiaries" is amended by adding the following sentence at the end of such definition:

          "The parties acknowledge that a TRS (a) which is a lessee for a Hotel Property that secures either Secured Non-Recourse Indebtedness or Secured Recourse Indebtedness permitted pursuant to the Credit Agreement and (b) which is not a lessee for any Hotel Property which does not secure any of such Indebtedness is deemed to be a Permitted Other Subsidiary."

     8. From and after the Amendment Date, the Credit Agreement shall have the following additional defined terms added in the appropriate alphabetical order in Section 1.01 of the Credit Agreement:

          a. "Approved Amendment to Intercompany Agreement" means a
              --------------------------------------------
     fully-executed Amendment to Intercompany Agreement dated as of January 1, 2001, substantially in the form provided to the Administrative Agent and the Lenders.

          b. "Approved Management Agreement" means a management agreement (i) in
              -----------------------------
     substantially the form of those management agreements being executed in connection with the initial Hotel Properties participating in the RMA Conversion, between a direct or indirect TRS of the Borrower and an Approved Operator, a form otherwise customary in the Hospitality/Leisure-Related Business or such other form as is approved by the Administrative Agent in writing (which approval shall not be unreasonably withheld) and (ii) either subject to the terms of the Approved Master Amendment or subject to terms otherwise customary in the Hospitality/Leisure-Related Business.

          c. "Approved Master Amendment" means the Master Amendment to Hotel
              -------------------------
     Management Agreement dated as of even date as the initial Approved Management Agreements, substantially in the form provided to the Administrative Agent and the Lenders, by and between the initial direct or indirect TRSs of the Borrower and the initial Approved Operators party to the initial Approved Management Agreements, as amended as permitted in this Agreement, including executing an additional Master Amendment to Master Agreements with respect to Hotel Properties which act as security for Secured Non-Recourse Indebtedness or Secured Recourse Indebtedness permitted pursuant to this Agreement.

          d. "OPCO Management" means MeriStar Management Company, L.L.C.
              ---------------

          e. "RMA" means the REIT Modernization Act, as amended.
              ---

          f. "RMA Conversion" means, the Borrower and Borrower's Subsidiaries
              --------------
     entering into a set of transactions with respect to any Hotel Property owned or leased by such Person pursuant to which (a) the existing Approved Operator for such Hotel Property assigns such Approved Operator's interests in the Approved Participating Lease for such Hotel Property to a direct or indirect TRS of the Borrower, (b) such assigned Approved Participating Lease is amended to provide for economic terms which the Borrower in good faith believes are consistent with the requirements of the RMA, (c) the TRS who is assigned the Approved Participating Lease for such Hotel Property enters into an Approved Management Agreement for such Hotel Property with an Approved Operator which has an initial term substantially equivalent to the initial term of the Approved Participating Lease that was assigned.

         g. "TRS" means a "Taxable REIT Subsidiary" as such term is used in the
             ---
     RMA.


     9. From and after the Amendment Date and at such time or times as the Borrower may elect, the Borrower and Borrower's Subsidiaries shall be permitted to consummate RMA Conversions with respect to all or any portion of such Persons' Hotel Properties.

     10. From and after the Amendment Date, each of Section 5.02(c) and 5.02(d) are amended by adding the phrase "either (y) is an Approved Operator of a Hotel Property which secures Secured Non-Recourse Indebtedness or Secured Recourse Indebtedness or (z)" after the phrase "Permitted Other Subsidiaries which" in the first sentence of each such section.

     11. From and after the Amendment Date, Section 5.09 of the Credit Agreement is amended by (a) adding the phrase "(other than a TRS)" after the phrase Approved Operator in the second line of such Section 5.09 and (b) adding the phrase "or an Approved Management Agreement, as applicable" after each time the phrase "Approved Participating Lease" is used in such Section 5.09.

     12. From and after the Amendment Date, Section 6.07 of the Credit Agreement is amended by (a) deleting the word "and" at the end of clause (k), (b) changing clause "(l)" to clause "(m)", and (c) adding a new clause (l) which reads as follows:

         "(l) a direct or indirect TRS of the Borrower for which the Borrower owns directly or indirectly ownership interests in such Subsidiary of at least ninety-five percent (95%), provided that if for any Hotel Property the Borrower's direct or indirect ownership interests percentage is less than ninety-five percent (95%), then the Borrower's ownership percentage requirement for the TRS for such Hotel Property shall only be a percentage equal to or greater than the Borrower's direct or indirect ownership interests percentage for such Hotel Property; and".

     13. From and after the Amendment Date, Section 6.08 is amended by adding the phrase ", the Approved Management Agreements" after the phrase "the Approved Participating Lease Agreements".

     14. The Lenders and Arrangers party hereto consent to the Approved Amendment to Intercompany Agreement referenced above.

     15. From and after the Amendment Date, Section 6.12 of the Credit Agreement is amended and restated in its entirety to read as follows:

          "Section 6.12. Material Documents. The Borrower will not, nor will it
                         ------------------
     permit any of its Subsidiaries to without the Required Lender's written consent (a) amend the Borrower's partnership agreement in any material respect, (b) admit a new general partner to the Borrower, or (c) enter into any termination, material modification or amendment of any of the following:

          (i)   the Intercompany Agreement;

          (ii) the Approved Master Amendment which governs those Hotel Properties which do not secure Secured Non-Recourse Indebtedness or Secured Recourse Indebtedness; or

          (iii) the Merger Agreement.

     Notwithstanding the foregoing, without the Required Lender's approval the Borrower will be able to amend the aforementioned Approved Master Amendment to (a) add a Hotel Property to such agreement which the Borrower and the Borrower's Subsidiaries are permitted to invest in under this Credit Agreement, (b) delete a Hotel Property from such agreement, provided that the Hotel Property either (i) is disposed of pursuant to a Permitted Asset Disposition or (ii) on or about such deletion from the Approved Master Amendment the TRS for such Hotel Property enters into an Approved Management Agreement for such Hotel Property with an Approved Operator, (c) release a TRS or Approved Operator, as applicable, from its rights and obligations under the Approved Master Amendment, provided such TRS or Approved Operator, as applicable, no longer is a party to any Approved Management Agreement for any Hotel Property that is subject to the Approved Master Amendment or (d) add a TRS or Approved Operator, as applicable, as a party to the Approved Master Amendment.

     With respect to Approved Participating Leases which have not been part of a RMA Conversion, the Borrower will not, nor will it permit any of its Subsidiaries to (a) without the written consent of two out of the three Arrangers amend or terminate (except in connection with a Permitted Asset Disposition) an Approved Participating Lease if the net affect of all such amendments and terminations of such Approved Participating Leases is reasonably expected to decrease the expected rentals under all of such Approved Participating Leases taken as a whole by more than 10% of the pro forma rentals for 1997 set forth in the Registration Statements, taking into account acquisitions and dispositions after the Closing Date or (b) without the written consent of the Super Required Lenders amend or terminate (except in connection with a Permitted Asset Disposition) an Approved Participating Lease if the net affect of all such amendments and terminations of such Approved Participating Leases is reasonably expected to either (a) cause the Borrower to violate a covenant in Article VII or
     (b) cause the expected rentals under all of such Approved Participating Leases taken as a whole to decrease by more than 20% of the pro forma rentals for 1997 set forth in the Registration Statements, taking into account acquisitions and dispositions after the Closing Date.

     With respect to Approved Participating Leases which have been part of a RMA Conversion, the Borrower will not, nor will it permit any of its Subsidiaries to amend or terminate any such Approved Participating Lease if such event is reasonably likely to cause the Parent to forfeit the Parent's status as a REIT.

     Any termination, modification or amendment prohibited under this Section
     6.12 without the required written consent shall, to the extent permitted by applicable law, be void and of no force and effect."

     16. Within ten (10) Business Days of any Hotel Property participating in an RMA Conversion, the Borrower will provide to the Administrative Agent with respect to such Hotel Property (a) a copy of a fully-executed Amendment to Intercompany Agreement and Approved Master Amendment if not already provided to the Administrative Agent, (b) the name of the TRS who will be the Approved Operator for such Hotel Property, (c) a copy of a fully-executed assignment of the Approved Participating Lease to such TRS, any amendment of such assigned Approved Participating Leases and the Hotel Management Agreement, and (d) if the TRS leasing such Hotel Property is not already executed an Accession Agreement and is not a Permitted Other Subsidiary, an Accession Agreement executed by such TRS.

     17. Each party hereto represents to the other parties hereto that such party is authorized to execute this Amendment.

     18. The Borrower and the Guarantors represent and warrant to the Lenders and the Agents that:

         a. the representations and warranties contained in this Amendment, and in each Credit Document are true and correct in all material respects as of the Amendment Date except for changes which individually or in the aggregate do not constitute a Material Adverse Change;

         b. no Default or Event of Default exists as of the Amendment Date;

         c. to the best of the Borrower's and the Guarantors' knowledge, Exhibit "A" to this Amendment contains (i) a true and correct schedule of all Hotel Properties owned or leased by the Borrower and the Guarantors which the Borrower intends to initially cause to undergo an RMA Conversion, (ii) a reasonable estimate of the anticipated aggregate revenues from those Hotel Properties for the Fiscal Year 2001, and (iii) a reasonable estimate of the anticipated aggregate management fees payable in connection with those Hotel Properties for the Fiscal Year 2001;

         d. the Borrower has provided the Administrative Agent and the Lenders with a true and correct copy of the form of the Approved Amendment to the Intercompany

     Agreement and the Approved Master Amendment;

         e. OPCO OP owns directly or indirectly ownership interests in OPCO Management of at least ninety-five percent (95%); and

         f. Each TRS acting as an Approved Participating Lessee for the Hotel Properties listed on Exhibit "A" will not be a Permitted Other Subsidiary.

     19. This Amendment may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute but one Amendment. Facsimile signatures will be deemed to be original signatures.

      [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
      RESTATED SENIOR SECURED CREDIT AGREEMENT]

              Executed as of the Amendment Date.

                              BORROWER:
                              ---------

                              MERISTAR HOSPITALITY OPERATING
                                  PARTNERSHIP, L.P.

                              By:  MeriStar Hospitality Corporation, its
                                   general partner

                                   By:     /s/ Paul Whetsell
                                         ------------------------------------
                                   Name:   Paul Whetsell
                                         ------------------------------------
                                   Title:  Chief Executive Officer
                                         ------------------------------------

      [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
      RESTATED SENIOR SECURED CREDIT AGREEMENT]


                       JOINDER, CONSENT AND RATIFICATION

     The Guarantors join in and consent to the terms and provisions of the attached Amendment and agree that the Guaranty and Contribution Agreement (the "Guaranty") executed by the Guarantor dated August 3, 1998 remains in full force and effect and that the Guaranteed Obligations (as defined in the Guaranty) include the additional obligations of the Borrower under the attached Amendment.

     This Joinder, Consent and Ratification is dated as of the date of the Amendment.

                                  GUARANTORS:

                                  MERISTAR HOSPITALITY
                                  CORPORATION, a Maryland corporation

                                  By:     /s/ Paul Whetsell
                                        ------------------------------------
                                  Name:   Paul Whetsell
                                        ------------------------------------
                                  Title:  Chief Executive Officer
                                        ------------------------------------


                                  MERISTAR LP, INC., a Nevada corporation

                                  By:     /s/ Paul Whetsell
                                        ------------------------------------
                                  Name:   Paul Whetsell
                                        ------------------------------------
                                  Title:  Chief Executive Officer
                                        ------------------------------------

            [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
                    RESTATED SENIOR SECURED CREDIT AGREEMENT]

                        MERISTAR ACQUISITION COMPANY, L.L.C., a
                        Delaware limited liability company

                        By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member

                             By: MeriStar Hospitality Corporation, its general partner

                                  By:     /s/ Paul Whetsell
                                        ------------------------------------
                                  Name:   Paul Whetsell
                                        ------------------------------------
                                  Title:  Chief Executive Officer
                                        ------------------------------------


                        AGH UPREIT LLC, a Delaware limited liability company

                        By:  MeriStar Hospitality Corporation, member

                             By:      /s/ Paul Whetsell
                                    ----------------------------------------
                             Name:    Paul Whetsell
                                    ----------------------------------------
                             Title:   Chief Executive Officer
                                    ----------------------------------------

                        By: MeriStar Hospitality Operating Partnership, L.P., member

                             By:  MeriStar Hospitality
                                  Corporation, general partner

                                  By:     /s/ Paul Whetsell
                                         -----------------------------------
                                  Name:   Paul Whetsell
                                         -----------------------------------
                                  Title:  Chief Executive Officer
                                         -----------------------------------

            [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
                    RESTATED SENIOR SECURED CREDIT AGREEMENT]

                          MERISTAR SANIBEL INN COMPANY, L.L.C.
                          MERISTAR MARCO ISLAND COMPANY, L.L.C.
                          MERISTAR SAFETY HARBOR COMPANY, L.L.C.
                          MERISTAR SUNDIAL BEACH COMPANY, L.L.C.
                          MERISTAR SS PLANTATION COMPANY, L.L.C.
                          MERISTAR SHIRLEY'S PARCEL COMPANY, L.L.C.
                          MERISTAR SEASIDE INN COMPANY, L.L.C.
                          MERISTAR SANIBEL BEACH COMPANY, L.L.C.
                          MERISTAR PLANTATION SHOPPING CENTER COMPANY, L.L.C. MERISTAR SONG OF THE SEA COMPANY, L.L.C.
                          MERISTAR SANIBEL GOLF COMPANY, L.L.C., each of the above being a Delaware limited liability company

                          By:     /s/ Paul Whetsell
                                 --------------------------------------
                          Name:   Paul Whetsell
                                 --------------------------------------
                          Title:  Chief Executive Officer
                                 --------------------------------------

      [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
      RESTATED SENIOR SECURED CREDIT AGREEMENT]

                          EQUISTAR SOMERSET COMPANY, L.L.C.
                          EQUISTAR SCHAUMBURG COMPANY, L.L.C.
                          EQUISTAR BELLEVUE COMPANY, L.L.C.
                          EQUISTAR CHARLOTTE COMPANY, L.L.C.
                          EQUISTAR CLEVELAND COMPANY, L.L.C.
                          EQUISTAR LATHAM COMPANY, L.L.C.
                          EQUISTAR VIRGINIA COMPANY, L.L.C.
                          EQUISTAR BALLSTON COMPANY, L.L.C.
                          EQUISTAR ATLANTA GP COMPANY, L.L.C.
                          EQUISTAR ATLANTA LP COMPANY, L.L.C.
                          CAPSTAR WASHINGTON COMPANY, L.L.C.
                          CAPSTAR SANTA BARBARA COMPANY, L.L.C.
                          CAPSTAR C.S. COMPANY, L.L.C.
                          CAPSTAR SAN PEDRO COMPANY, L.L.C.
                          CAPSTAR CHERRY HILL COMPANY, L.L.C.
                          CAPSTAR FRAZER COMPANY, L.L.C.
                          CAPSTAR KC COMPANY, L.L.C.
                          CAPSTAR CATHEDRAL CITY COMPANY, L.L.C.
                          CAPSTAR NATIONAL AIRPORT COMPANY, L.L.C.
                          CAPSTAR GEORGETOWN COMPANY, L.L.C.
                          CAPSTAR JEKYLL COMPANY, L.L.C.
                          CAPSTAR DETROIT AIRPORT COMPANY, L.L.C.
                          CAPSTAR TUCSON COMPANY, L.L.C.
                          CAPSTAR HARTFORD COMPANY, L.L.C.
                          CAPSTAR CROSS KEYS COMPANY, L.L.C.
                          CAPSTAR ROLAND PARK COMPANY, L.L.C.
                          CAPSTAR COLUMBIA COMPANY, L.L.C.
                          CAPSTAR OKLAHOMA CITY COMPANY, L.L.C.
                          CAPSTAR LAJV COMPANY, L.L.C.
                          CAPSTAR LEXINGTON COMPANY, L.L.C.
                          CAPSTAR MESA COMPANY, L.L.C.
                          CAPSTAR MORRISTOWN COMPANY, L.L.C.
                          CAPSTAR WINDSOR LOCKS COMPANY, L.L.C.
                          CAPSTAR FORRESTAL COMPANY, L.L.C.
                          CAPSTAR LOUISVILLE COMPANY, L.L.C., each of the above being a Delaware limited liability company


                          By: MeriStar Hospitality Operating Partnership, a Delaware limited partnership, member


                               By: MeriStar Hospitality Corporation, its
                                   general partner

                                   By:     /s/ Paul Whetsell
                                      ------------------------------------------
                                   Name:   Paul Whetsell
                                          --------------------------------------
                                   Title:  Chief Executive Officer
                                          --------------------------------------

      [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
      RESTATED SENIOR SECURED CREDIT AGREEMENT]

                     CAPSTAR HOUSTON SW PARTNERS, L.P.
                     CAPSTAR MOCKINGBIRD PARTNERS, L.P.
                     CAPSTAR DALLAS PARTNERS, L.P., each of the above being a Delaware limited partnership

                     CAPSTAR MEDALLION DALLAS PARTNERS, L.P.
                     CAPSTAR MEDALLION AUSTIN PARTNERS, L.P.
                     CAPSTAR MEDALLION HOUSTON PARTNERS, L.P.
                     CAPSTAR MEDALLION MIDLAND PARTNERS, L.P., each of the above being a Delaware limited partnership


                     By: MeriStar Hospitality Operating Partnership, a Delaware limited partnership, general partner

                          By:  MeriStar Hospitality Corporation, its
                               general partner

                               By:     /s/ Paul Whetsell
                                  -------------------------------------------
                               Name:   Paul Whetsell
                                     ----------------------------------------
                               Title:  Chief Executive Officer
                                     ----------------------------------------

      [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
      RESTATED SENIOR SECURED CREDIT AGREEMENT]

                              BCHI ACQUISITION, LLC,
                              a Delaware limited liability company

                              By:  AGH UPREIT LLC, member

                                   By:  MeriStar Hospitality
                                        Corporation, member

                                        By:     /s/ Paul Whetsell
                                             -----------------------------------
                                        Name:   Paul Whetsell
                                             -----------------------------------
                                        Title:  Chief Executive Officer
                                              ----------------------------------


                              By: MeriStar Hospitality Operating Partnership, L.P., member

                                   By:  MeriStar Hospitality Corporation,
                                        general partner

                                        By:     /s/ Paul Whetsell
                                             -----------------------------------
                                        Name:   Paul Whetsell
                                             -----------------------------------
                                        Title:  Chief Executive Officer
                                              ----------------------------------

                              By: MeriStar Hospitality Operating Partnership, L.P., member

                                   By:  MeriStar Hospitality Corporation,
                                        general partner

                                        By:     /s/ Paul Whetsell
                                             -----------------------------------
                                        Name:   Paul Whetsell
                                             -----------------------------------
                                        Title:  Chief Executive Officer
                                              ----------------------------------

      [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
      RESTATED SENIOR SECURED CREDIT AGREEMENT]

                              3100 GLENDALE JOINT VENTURE,
                              an Ohio general partnership

                              By:  AGH UPREIT LLC, partner

                                   By:  MeriStar Hospitality
                                        Corporation, member

                                        By:     /s/ Paul Whetsell
                                             -----------------------------------
                                        Name:   Paul Whetsell
                                             -----------------------------------
                                        Title:  Chief Executive Officer
                                              ----------------------------------


                              By: MeriStar Hospitality Operating Partnership, L.P., member

                                   By:  MeriStar Hospitality
                                        Corporation, general partner

                                        By:     /s/ Paul Whetsell
                                             -----------------------------------
                                        Name:   Paul Whetsell
                                             -----------------------------------
                                        Title:  Chief Executive Officer
                                              ----------------------------------


                              By: MeriStar Hospitality Operating Partnership, L.P., partner

                                   By:  MeriStar Hospitality
                                        Corporation, general partner

                                        By:     /s/ Paul Whetsell
                                             -----------------------------------
                                        Name:   Paul Whetsell
                                             -----------------------------------
                                        Title:  Chief Executive Officer
                                              ----------------------------------

      [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
      RESTATED SENIOR SECURED CREDIT AGREEMENT]

                              MT. ARLINGTON NEW JERSEY, LLC,
                              a Delaware limited partnership

                              MDV LIMITED PARTNERSHIP,
                              a Texas limited partnership

                              183 HOTEL ASSOCIATES, LTD.,
                              a Texas limited partnership

                              RICHMOND WILLIAMSBURG ASSOCIATES, LTD.,
                              a Texas limited partnership

                              LAKE BUENA VISTA PARTNERS, LTD.,
                              a Florida limited partnership

                              COCOA BEACH HOTELS, LTD.,
                              a Florida limited partnership

                              DURHAM I-85 LIMITED PARTNERSHIP,
                              a Delaware limited partnership

                              By:  AGH UPREIT LLC, general partner

                                   By:  MeriStar Hospitality Corporation, member

                                        By:     /s/ Paul Whetsell
                                             -----------------------------------
                                        Name:   Paul Whetsell
                                             -----------------------------------
                                        Title:  Chief Executive Officer
                                              ----------------------------------


                              By: MeriStar Hospitality Operating Partnership, L.P., member

                                   By:  MeriStar Hospitality
                                        Corporation, general partner


                                        By:     /s/ Paul Whetsell
                                             -----------------------------------
                                        Name:   Paul Whetsell
                                             -----------------------------------
                                        Title:  Chief Executive Officer
                                              ----------------------------------

      [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
      RESTATED SENIOR SECURED CREDIT AGREEMENT]

                         75 ARLINGTON HEIGHTS LIMITED PARTNERSHIP, L.P., a Delaware limited partnership

                         By: AGH Arlington Heights LLC, a Delaware limited liability company, general partner

                              By: MeriStar Hospitality Operating Partnership, L.P., member

                                   By:  MeriStar Hospitality
                                        Corporation, general partner

                                        By:     /s/ Paul Whetsell
                                           -------------------------------------
                                        Name:   Paul Whetsell
                                             -----------------------------------
                                        Title:  Chief Executive Officer
                                              ----------------------------------


                         AGH 75 ARLINGTON HEIGHTS LLC, a Delaware limited liability company

                         By: MeriStar Hospitality Operating Partnership, a Delaware limited partnership, member

                              By: MeriStar Hospitality Corporation, its general partner

                                   By:     /s/ Paul Whetsell
                                      ------------------------------------------
                                   Name:   Paul Whetsell
                                         ---------------------------------------
                                   Title:  Chief Executive Officer
                                         ---------------------------------------


                         AGH PSS I, INC., a Delaware corporation

                         By:     /s/ Paul Whetsell
                            ------------------------------------------
                         Name:   Paul Whetsell
                               ---------------------------------------
                         Title:  Chief Executive Officer
                               ---------------------------------------

      [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
      RESTATED SENIOR SECURED CREDIT AGREEMENT]


                               SOCIETE GENERALE, SOUTHWEST
                               AGENCY, individually and as Arranger
                               and Administrative Agent

                               By:      /s/ Thomas K. Day
                                  -------------------------------------
                               Name:    Thomas K. Day
                                     ----------------------------------
                               Title:   Managing Director
                                     ----------------------------------

      [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
      RESTATED SENIOR SECURED CREDIT AGREEMENT]


                               BANKERS TRUST COMPANY, individually and as Arranger and Syndication Agent

                               By:      /s/ Laura Burinck
                                  -------------------------------------
                               Name:    Laura Burinck
                                     ----------------------------------
                               Title:   Principal
                                     ----------------------------------

      [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
      RESTATED SENIOR SECURED CREDIT AGREEMENT]


                                 WELLS FARGO BANK, NATIONAL ASSOCIATION

                                 By:     /s/ James A McCartney
                                    ------------------------------------
                                 Name:   James A. McCartney
                                      ----------------------------------
                                 Title:  Vice President
                                       ---------------------------------

      [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
      RESTATED SENIOR SECURED CREDIT AGREEMENT]


                                 LENDER

                                 Fleet National Bank
                                 ---------------------------------

                                 By:     /s/ Lori Y. Litow
                                    ------------------------------
                                 Name:   Lori Y. Litow
                                      ----------------------------
                                 Title:  Director
                                       ---------------------------

            [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
                    RESTATED SENIOR SECURED CREDIT AGREEMENT]


                               THE BANK OF NOVA SCOTIA, acting through
                               its San Francisco Agency

                               By:     /s/ Abid Gilani
                                  ---------------------------------
                               Name:   Abid Gilani
                                    -------------------------------
                               Title:  Managing Director
                                     ------------------------------

            [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
                    RESTATED SENIOR SECURED CREDIT AGREEMENT]


                                      BANK OF AMERICA, (f/k/a NationsBank, N.A.)

                                      By:      /s/ Ansel McDowell
                                         -----------------------------------
                                      Name:    Ansel McDowell
                                           ---------------------------------
                                      Title:   Vice President
                                            --------------------------------

            [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
                    RESTATED SENIOR SECURED CREDIT AGREEMENT]


                                      LEHMAN COMMERCIAL PAPER, INC.,
                                      individually and as Arranger and
                                      Documentation Agent

                                      By:     /s/ Francis X. Gilhoul
                                         ----------------------------------
                                      Name:   Francis X. Gilhoul
                                           --------------------------------
                                      Title:  Authorized Signatory
                                            -------------------------------

            [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
                    RESTATED SENIOR SECURED CREDIT AGREEMENT]


                                      BANK ONE, NA

                                      By:     /s/ Dennis J. Redpath
                                         ----------------------------------
                                      Name:   Dennis J. Redpath
                                           --------------------------------
                                      Title:  FIRST VICE PRESIDENT
                                            -------------------------------

            [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
                    RESTATED SENIOR SECURED CREDIT AGREEMENT]


                                      LENDER

                                      GENERAL ELECTRIC CAPITAL CORPORATION
                                      ------------------------------------

                                      By:     /s/ Karl Kieffer
                                         ----------------------------------
                                      Name:   Karl Kieffer
                                           --------------------------------
                                      Title:  DULY AUTHORIZED SIGNATORY
                                            -------------------------------

            [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
                    RESTATED SENIOR SECURED CREDIT AGREEMENT]


                                      ERSTE BANK, DER OESTERREICHISCHEN
                                       SPARKASSEN AG

                                      By:     /s/ Paul Judicke
                                         ----------------------------------
                                            Paul Judicke, Vice President


                                      By:     /s/ John Runnion
                                         ----------------------------------
                                         John Runnion, First Vice President

            [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
                    RESTATED SENIOR SECURED CREDIT AGREEMENT]


                                      LENDER:

                                        K2H   CNC   LLC
                                      ------------------------------------

                                      By:     /s/ Kimberly Rowe
                                         ----------------------------------
                                      Name:   KIMBERLY ROWE
                                           --------------------------------
                                      Title:  AUTHORIZED AGENT
                                            -------------------------------

            [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
                    RESTATED SENIOR SECURED CREDIT AGREEMENT]


                                      LENDER:

                                           K2H   Crescent   LLC
                                      ------------------------------------

                                      By:     /s/ Kimberly Rowe
                                         ----------------------------------
                                      Name:   KIMBERLY ROWE
                                           --------------------------------
                                      Title:  AUTHORIZED AGENT
                                            -------------------------------

            [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
                    RESTATED SENIOR SECURED CREDIT AGREEMENT]


                                      LENDER:

                                           K2H   Crescent-2   LLC
                                      ------------------------------------

                                      By:     /s/ Kimberly Rowe
                                         ----------------------------------
                                      Name:   KIMBERLY ROWE
                                           --------------------------------
                                      Title:  AUTHORIZED AGENT
                                            -------------------------------

            [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
                    RESTATED SENIOR SECURED CREDIT AGREEMENT]


                                      LENDER:

                                           K2H   Crescent - 3   LLC
                                      ------------------------------------

                                      By:     /s/ Kimberly Rowe
                                         ----------------------------------
                                      Name:   KIMBERLY ROWE
                                           --------------------------------
                                      Title:  AUTHORIZED AGENT
                                            -------------------------------

            [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
                    RESTATED SENIOR SECURED CREDIT AGREEMENT]


                                      LENDER:

                                           K2H Pondview LLC
                                      ------------------------------------

                                      By:     /s/ Kimberly Rowe
                                         ----------------------------------
                                      Name:   KIMBERLY ROWE
                                           --------------------------------
                                      Title:  AUTHORIZED AGENT
                                            -------------------------------

            [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
                    RESTATED SENIOR SECURED CREDIT AGREEMENT]


                                      LENDER:

                                           K2H WaterSide LLC
                                      ------------------------------------

                                      By:     /s/ Kimberly Rowe
                                         ----------------------------------
                                      Name:   KIMBERLY ROWE
                                           --------------------------------
                                      Title:  AUTHORIZED AGENT
                                            -------------------------------

            [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
                    RESTATED SENIOR SECURED CREDIT AGREEMENT]


                                     SEQUILS IV. LTD.

                                     By: TCW Advisors, Inc. as its
                                     Collateral Manager

                                     By:         /s/  Mark Gold
                                           --------------------------------
                                           Name:   Mark Gold
                                           Title:  Managing Director


                                      By:         /s/  Jonathan Berg
                                           --------------------------------
                                           Name:   Jonathan Berg
                                           Title:  Senior Vice President

            [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
                    RESTATED SENIOR SECURED CREDIT AGREEMENT]


                                      SEQUILS I. LTD.

                                      By: TCW Advisors Inc. as its
                                      Collateral Manager

                                     By:         /s/ Mark L. Gold
                                           --------------------------------
                                           Name:   Mark L. Gold
                                           Title:  Managing Director


                                      By:         /s/ Jonathan Berg
                                           --------------------------------
                                           Name:   Jonathan Berg
                                           Title:  Senior Vice President

            [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
                    RESTATED SENIOR SECURED CREDIT AGREEMENT]


                                     TCW Leveraged Income Trust, L.P.
                                     by: TCW Advisors (Bermuda) Ltd.,
                                     as General Partner

                                     By:     /s/ Mark L. Gold
                                           --------------------------------
                                     Name:   Mark L. Gold
                                     Title:  Managing Director


                                     By: TCW Investment Management Company,
                                     as Investment Advisor

                                     By:     /s/ Jonathan Berg
                                           --------------------------------
                                     Name:   Jonathan Berg
                                     Title:  Senior Vice President

            [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
                    RESTATED SENIOR SECURED CREDIT AGREEMENT]


                                     TCW LEVERAGED INCOME TRUST, IV, L.P.

                                     By: TCW (LINC IV), L.L.P.
                                          as General Partner

                                     By: TCW ASSET MANAGEMENT COMPANY,
                                          as managing member of the General
                                          Partner

                                     By:     /s/ Mark L. Gold
                                           --------------------------------
                                     Name:   Mark L. Gold
                                     Title:  Managing Director


                                    By:     /s/ Jonathan Berg
                                           --------------------------------
                                     Name:   Jonathan Berg
                                     Title:  Senior Vice President

            [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
                    RESTATED SENIOR SECURED CREDIT AGREEMENT]


                                   Crescent/Mach I Partners, L.P.,
                                   by: TCW Asset Management Company,
                                   its Investment Managers

                                   By: /s/ Mark L. Gold
                                      --------------------------
                                       Mark L. Gold
                                       Managing Director

            [SIGNATURE PAGE OF THIRD AMENDMENT TO SECOND AMENDED AND
                    RESTATED SENIOR SECURED CREDIT AGREEMENT]


                                   TCW Leveraged Income Trust II, L.P.
                                   by: TCW Advisors (Bermuda), Ltd.,
                                   as General Partner

                                   By:  /s/ Mark L. Gold
                                      -------------------------------------
                                   Name:    Mark L. Gold
                                   Title:   Managing Director


                                   By: TCW Investment Management Company,
                                   as Investment Advisor

                                   By:  /s/ Jonathan Berg
                                       ------------------------------------
                                   Name:    Jonathan Berg
                                   Title:   Senior Vice President